PART B

                               LINDNER INVESTMENTS

                       STATEMENT OF ADDITIONAL INFORMATION

                                       for
                                     SHARES
                                       of
                         LINDNER GROWTH AND INCOME FUND
                          LINDNER LARGE-CAP GROWTH FUND
                          LINDNER SMALL-CAP GROWTH FUND
                           LINDNER COMMUNICATIONS FUND
                           LINDNER MARKET NEUTRAL FUND
                      LINDNER GOVERNMENT MONEY MARKET FUND


This Statement of Additional Information ("Statement of Additional Information" or "SAI") is not a Prospectus and should be read in conjunction with the Lindner Investments (the "Trust") Prospectus dated October 8, 2002 as amended or supplemented from time to time, which incorporates this SAI by reference (i.e., legally makes this a part of the Prospectus). Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectus may be obtained by writing Lindner Investments c/o US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling
(800) 995-7777 or by visiting our website at www.lindnerfunds.com.


The Trust's Annual Report to Shareholders for the fiscal year ended June 30, 2002, which has been or will be distributed to shareholders of each Fund pursuant to Section 30(d) of the Investment Company Act of 1940, is hereby incorporated into this Statement of Additional Information by reference. A copy of the Annual Report will be provided without charge by writing Lindner Investments c/o US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling (800) 995-7777, or by visiting our website at www.lindnerfunds.com.


                                 October 8, 2002


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                                TABLE OF CONTENTS
                                                                        Page
                                                                        ----

LINDNER INVESTMENTS AND THE FUNDS..........................................3
  Lindner Investments......................................................3
  The Funds................................................................3
INVESTMENT POLICIES AND RESTRICTIONS.......................................3
  Fundamental Investment Policies and Restrictions.........................3
  Operating (Non-Fundamental) Investment Policies and Restrictions.........5
  Principal Investment Techniques and Types of Securities..................5
  Other Investment Techniques and Types of Securities......................8
  General; Portfolio Turnover.............................................14
MANAGEMENT OF THE TRUST...................................................14
  Compensation............................................................17
  Code of Ethics..........................................................18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................18
INVESTMENT ADVISORY AND OTHER SERVICES....................................19
  Controlling Persons.....................................................19
  Investment Management Services..........................................19
  Adviser Compensation and Fee Waivers....................................20
  Subadvisers.............................................................21
  Transfer Agent..........................................................22
  Administrator...........................................................23
  Distributor; Distribution Plan..........................................24
  Custodian and Independent Auditors......................................25
BROKERAGE ALLOCATION......................................................26
PURCHASE, REDEMPTION AND PRICING OF SECURITIES............................28
  All Funds Other Than Government Money Market Fund.......................29
  Government Money Market Fund............................................29
ADDITIONAL PERFORMANCE INFORMATION........................................30
  All Funds Other Than Government Money Market Fund.......................30
  Government Money Market Fund............................................31
FINANCIAL STATEMENTS......................................................32
ANTI-MONEY LAUNDERING PROGRAM.............................................32
CERTAIN OTHER MATTERS.....................................................32
  Liability of Trustees and Others........................................32
  Taxation of the Trust...................................................33
  Description of Series and Shares........................................33
  Registration Statement..................................................34
APPENDIX--DESCRIPTION OF SECURITIES RATINGS...............................35

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                        LINDNER INVESTMENTS AND THE FUNDS

Lindner Investments

Lindner Investments (the "Trust") is an unincorporated business trust organized under the laws of Massachusetts under a Declaration of Trust dated July 20, 1993. The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest, to create an unlimited number of series of shares and to create an unlimited number of classes of one or more series of shares. Each series, or fund, of the Trust represents a separate portfolio of securities and other assets with its own investment objectives and policies. The assets and liabilities of each fund belong only to, and are borne only by, that particular fund and no other fund. The Trust presently offers shares of beneficial interest in six separate series: Lindner Growth and Income Fund, Lindner Large-Cap Growth Fund, Lindner Small-Cap Growth Fund, Lindner Communications Fund, Lindner Market Neutral Fund and Lindner Government Money Market Fund (each a "Fund" and collectively the "Funds").

The Funds

Each Fund is classified as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), commonly known as a "mutual fund." Each Fund other than the Communications Fund is further classified as a "diversified" mutual fund, which means that with respect to 75% of a Fund's total assets, that Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Communications Fund is classified as a "non-diversified" mutual fund, which allows it to invest more than 5% of its total assets in any one company in appropriate situations, but at present Lindner Asset Management, Inc. (the "Adviser") intends to operate the Communications Fund as a diversified mutual fund.

                      INVESTMENT POLICIES AND RESTRICTIONS

The following investment policies and restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or restriction states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined at the time of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and restrictions.

Fundamental Investment Policies and Restrictions

The following investment policies and restrictions are matters of fundamental policy and may not be changed without the approval of the holders of the lesser of (a) 67% of the shares of the Fund at a meeting at which more than 50% of the shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

         1 Each Fund, other than the Government Money Market Fund, may not borrow money or issue senior securities in excess of 33-1/3% of its total assets and as otherwise permitted under the 1940 Act.

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

         2. The Funds will not underwrite securities of other issuers, except when a Fund may be deemed to be an underwriter as defined in the Securities Act of 1933 in connection with the disposition of a restricted security or a Rule 144A security.

         3. None of the Funds will invest more than 25% of its total assets, taken at market value at the time of investment, in securities issued by companies in the same industry. Subject to this limitation, the Growth and Income Fund may invest up to 40% of its total assets, valued at the time of investment, in securities of electric and gas utilities.

         4. None of the Funds will purchase or sell commodities or commodity contracts. None of the Funds will invest as a partner or joint venturer in oil, gas or other mineral leases or development or exploration programs.

         5. None of the Funds will purchase or sell interests in real estate (including limited partnership interests) or interests in real estate mortgage loans, except that all Funds other than the Communications Fund and the Government Money Market Fund may purchase securities representing interests in real estate investment trusts ("REITs") whose shares are listed for trading on a national securities exchange or eligible to be quoted in the Nasdaq Stock Market, provided that the Small-Cap Growth Fund may not invest more than 15% of its total assets, taken at market value at the time of investment, in securities issued by REITs.

         6. The Funds will not make loans to other persons, other than loans of portfolio securities which each Fund other than the Communications Fund and the Government Money Market Fund may lend on a short-term basis to qualified financial institutions. For purposes of this restriction, the purchase of notes, bonds or other evidence of indebtedness, or the entry into repurchase agreements are not considered loans.

         7. None of the Funds will purchase illiquid securities in excess of 15% of net assets (10% of net assets in the case of the Government Money Market Fund) at the time of purchase, or securities whose sale would not be permitted without registration under the Securities Act of 1933 (the "1933 Act"), other than securities qualifying as Rule 144A Securities under the 1933 Act. For purposes of this restriction, illiquid securities include indebtedness of companies originally incurred in connection with a loan from a bank, insurance company or other financial institution, mortgage derivative Interest Only securities and repurchase agreements with maturities of more than seven days.

         8. The Growth and Income Fund, Large-Cap Growth Fund, Small-Cap Growth Fund, Communications Fund and Market Neutral Fund may not invest more than 25% of their total assets in Rule 144A Securities. The Government Money Market Fund will not invest in Rule 144A Securities.

         9. None of the Funds, other than the Communications Fund, will purchase securities of any issuer if immediately thereafter more than 5% of its total assets at market would be invested in the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities. The Communications Fund may invest more than 5% of its total assets in the securities of any one issuer.

         10. The Government Money Market Fund will invest only in United States Government Securities and in repurchase obligations secured by such securities, without regard to the percentage of net assets invested in any particular type of such securities. The

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

              Government Money Market Fund will not invest more than 20% of its net assets in repurchase agreements with any one primary dealer.

With respect to policy 1 above (relating to borrowings), each Fund, other than the Government Money Market Fund, may use the proceeds from such borrowings for investment purposes and may pledge its assets to the extent required by any lender or holder of senior securities. However, as a non-fundamental operating policy, the Board of Trustees has imposed a restriction on such borrowings of not more than 5% of a Fund's total assets. This operating restriction may be changed by the Board of Trustees without approval or action by the shareholders of the affected Fund or Funds. In addition, each Fund, including the Government Money Market Fund, may borrow from banks of up to 5% of net assets for temporary or emergency purposes, and not for investment leveraging.

Operating (Non-Fundamental) Investment Policies and Restrictions

The following investment policies and restrictions have been approved by the Board of Trustees as operating policies, which means that the Board of Trustees may change any or all of these policies without a vote or approval by the shareholders of the Fund or Funds affected by the policy or restriction:

         1. None of the Funds other than the Market Neutral Fund will make short sales of securities unless at the time of such short sale the Fund owns or has the right to acquire, as the result of the ownership of convertible or exchangeable securities or a pending merger or acquisition (and without payment of additional consideration) an approximately equal amount of such securities that it will retain so long as the Fund is in a short position (commonly known as short sales "against the box"). If such a pending merger or acquisition does not occur, or if a Fund disposes of such convertible or exchangeable securities, the Fund will cover the short position at the earliest possible time. The Market Neutral Fund intends to make short sales even if it does not own or have the right to acquire the underlying security.

         2. The Growth and Income Fund, Large-Cap Growth Fund, Small-Cap Growth Fund, Communications Fund and Market Neutral Fund may invest up to 5% of total assets in the purchase of put options for hedging purposes only, not for speculative purposes. None of these Funds may sell put or call options or any combination of put and call options.

         3. The Funds will not buy securities on margin. For purposes of this limitation, the borrowings by certain Funds permitted by the policies above, and initial and variation payments or deposits in connection with interest rate futures contracts and related options will not be deemed to be the purchase of securities on margin.

Principal Investment Techniques and Types of Securities

The following information contains more detailed information about the principal types of investments in which a Fund may invest, the principal investment strategies that the Adviser or a subadviser may employ in pursuit of a Fund's investment objective and a summary of the related risks.

Common Stocks. Common stocks represent an equity or ownership interest in a company that entitles the holder to a pro rata share of the profits of the company, if any, without preference over any other shareholder or class of shareholders. In the event a company is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own

                                       5

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common stock. Common stock usually carries with it the right to vote and frequently an exclusive right to vote.

Preferred Stock. Preferred stock is a class of equity or ownership in a company that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends or in the distribution of assets in the event of a liquidation of the company. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that in the event an issuer fails to make one or more regularly scheduled dividend payments no dividends may be paid on its common stock until the unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of debt securities (such as bonds, notes or debentures) take precedence over the claims of those who own preferred and common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities are sold at a discount from their face values. Debt securities include corporate bonds, notes and debentures, debt obligations issued by the U.S. government or its agencies or by state and local governmental authorities, and mortgage and other asset-backed securities issued by certain U.S. governmental agencies.

Investment-grade Debt Securities. Investment-grade debt securities are medium and high-quality debt securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade

                                       6

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if, at the time of its purchase, it is rated BBB or higher by Standard & Poor's
(S&P), Baa or higher by Moody's Investors Service ("Moody's), BBB or higher by Fitch, BBB or higher by Duff & Phelps, or is unrated but considered to be of equivalent quality by the Adviser or a subadviser. See the Appendix to this Statement of Additional Information for a description of these ratings.

Short Sales. The Market Neutral Fund will seek to neutralize the exposure of its long equity positions to general equity market risk and to realize additional gains through short sales. Short sales are transactions in which the Market Neutral Fund sells a security it does not own in anticipation of a decline in the value of that security relative to the long positions held by the Market Neutral Fund. To complete such a transaction, the Market Neutral Fund must borrow the security to make delivery to the buyer. The Market Neutral Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Market Neutral Fund. Until the security is replaced, the Market Neutral Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Market Neutral Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Market Neutral Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Market Neutral Fund also will incur transaction costs in effecting short sales.

Short sales have certain special risks associated with them. For example, the Market Neutral Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Market Neutral Fund replaces the borrowed security. There can be no assurance that the Market Neutral Fund will be able to close out the position at any particular time or at an acceptable price. The Market Neutral Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Market Neutral Fund may be required to pay in connection with a short sale. Although the Fund's gain is limited to the amount at which it sold a security short, less the price of the borrowed security, the Fund's loss is potentially unlimited, since the price of a security sold short could theoretically rise indefinitely.

Until the Market Neutral Fund replaces a borrowed security in connection with short sales, the Market Neutral Fund will: (a) maintain daily a segregated account containing cash or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

In addition, the Growth and Income Fund, Large-Cap Growth Fund, Small-Cap Growth Fund, Communications Fund and Market Neutral Fund also may make short sales "against the box," which occurs when a security identical to one owned by the Fund is borrowed and sold short. If a Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

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Other Investment Techniques and Types of Securities

The following information contains more detailed information about other, non-principal, types of investments in which a Fund may invest, and other investment strategies that the Adviser or a subadviser may employ in pursuit of a Fund's investment objective and a summary of the related risks.

High-Risk, High-Yield, Lower-Rated Debt Securities ("junk bonds"). All of the Funds other than the Government Money Market Fund may from time to time invest in lower-rated, high-yield/high-risk securities rated BB or lower by S&P or Ba or lower by Moody's, and that may have poor protection of payment of principal and interest. See the Appendix to this Statement of Additional Information for a description of these ratings. These securities often are considered to be speculative and to involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. However, the Adviser does not anticipate that a material amount of assets of any of the Funds will be invested in junk bonds during the foreseeable future. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. These junk bonds are subject to certain risks that may not be present with investments in higher grade securities, including the following:

         o High Yield Bond Market. Generally, it should be recognized that an economic downturn is likely to have a negative effect on the junk bond market and on the value of junk bonds held by the Funds, as well as on the ability of the issuers to repay principal and interest on their borrowings.

         o Sensitivity to Interest Rate and Economic Changes. Although prices of junk bonds may be less sensitive to interest rate changes than higher-rated investments, junk bonds are generally more sensitive to adverse economic changes or individual corporate developments. During a strong economic downturn or a substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. Accordingly, there could be a higher incidence of default. This would adversely affect the value of junk bonds and a Fund's net asset value. In addition, if the issuer of a security defaulted, the Funds might incur additional expenses to seek recovery. Periods of economic uncertainty also increase volatility of market prices of junk bonds and a Fund's resulting net asset value.

         o Payment Expectations. Generally, when interest rates rise, the value of bonds, including junk bonds, tends to decrease; when interest rates fall, the value of bonds tends to increase. If an issuer of a high-yield security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for holders of shares in a Fund. Conversely, if a Fund were to experience unexpected net redemptions in a rising interest rate market, they might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which a Fund's expenses could be allocated and a reduced rate of return for the Fund.

         o Liquidity and Valuation. Junk bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of junk bonds tend to be institutions, rather than individual investors, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many junk

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              bonds may not be as liquid as higher grade bonds. The ability of a
              Fund to value or sell junk bonds will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and, therefore, the responsibility of the Trust's Board of Trustees to value junk bonds becomes more difficult, with judgment playing a greater role.

Since the risk of default is higher for junk bonds, the research and credit analysis of the Adviser or a subadviser are an integral part of managing securities of this type that are held by the Funds. In considering investments for the Funds, the Adviser or a subadviser attempts to identify those issuers of junk bonds whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. In addition, the Funds may choose, at their expense or in conjunction with others, to pursue litigation or otherwise exercise their rights as holders of debt securities if they determine this course of action to be in the best interest of their shareholders.

Repurchase Agreements. The Funds may invest in repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally by a bank or dealer) to repurchase that security back from the fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. As an operating policy, the Funds will not invest in repurchase agreements maturing in more than seven days.

Securities of Real Estate Investment Trusts. Each Fund other than the Communications Fund and Government Money Market Fund may invest in equity securities or debt obligations issued by real estate investment trusts ("REITs"). Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments. Foreign markets and regulatory systems may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased

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risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Foreign investing also involves political and economic risks. Foreign investments may be adversely affected by actions of foreign governments, including expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. No assurance can be given that the Adviser or a subadviser will be able to anticipate or counter these potential events. The Funds may invest in American Depository Receipts and European Depository Receipts ("ADRs" and "EDRs"), which are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a banker or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

For the Communications Fund, holdings in foreign securities are limited to 35% of total assets, including a limit of 15% of total assets in securities primarily traded in the markets of any one country. As operating policies, the Large-Cap Growth Fund and the Small-Cap Growth Fund may invest up to 25% of total assets in foreign securities; however, these limitations are not fundamental policies and may be changed without the consent of the holders of the majority of the Fund's outstanding voting securities. However, the Adviser does not anticipate that a material amount of assets of any of the Funds other than the Communications Fund will be invested in foreign securities during the foreseeable future.

Leverage. As described above, each Fund other than the Government Money Market Fund has the ability to borrow money and use the borrowings for investment purposes ("leverage"). Leveraging creates an opportunity for increased net income and capital appreciation but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expense for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed monies is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Borrowing may not exceed the limits established from time to time by the Board of Trustees. If, due to market fluctuations or other reasons, a Fund must sell securities to repay borrowings, the Fund may have to do so at a time when it is disadvantageous.

Illiquid Investments. Each Fund may invest a portion of assets in illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to the Fund. Under the supervision of the Board of Trustees, the Adviser or a subadviser determines the liquidity of investments and, through reports from the Adviser or a subadviser, the Board monitors trading activity in illiquid investments. In determining the liquidity of investments, the Adviser or a subadviser may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security, and (v) the nature of the marketplace for trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letter of credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered to be illiquid include over-the-counter options, non-government stripped fixed-rate mortgage-backed securities, Interest Only mortgage derivative securities and any other restricted or foreign securities determined by the Adviser or a subadviser to be illiquid. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in value, net assets, or other circumstances, a Fund were in a position where more than the permitted percentage of its net assets is invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities may also be illiquid securities (see above).

Securities Lending. Each of the Funds, other than the Communications Fund and the Government Money Market Fund, may lend portfolio securities to certain institutional borrowers of securities and may invest the cash collateral and obtain additional income or receive an agreed upon amount of interest from the borrower. Loans will generally be short-term. Loans are subject to termination at the option of a Fund or the borrower. The Funds may pay reasonable fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or intermediary broker. Because there may be delays in the recovery of securities loaned, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties whose credit-worthiness is deemed satisfactory by the Adviser or a subadviser. In addition, securities loans will only be made if, in the judgment the Adviser or a subadviser, the consideration to be earned from such loans would justify the risk. The Communications Fund and the Government Money Market Fund may not lend portfolio securities.

The Adviser understands that it is the current view of the SEC staff that the Funds may engage in securities loan transactions only under the following conditions: (1) the Funds must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) exceeds the value of the collateral; (3) after giving notice, the Funds must be able to terminate the loans at any time; (4) the Funds must receive reasonable interest on the loans or flat fees from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loans and to any increase in market value; (5) the Funds may pay only reasonable custodian fees in connection with the loans; (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loans or by entering into alternative arrangements with the borrower; and (7) the Board of Trustees makes arrangements to vote or consent with respect to a material event affecting the securities on loan. Cash received through loan transactions may be invested in any security in which the Funds are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market risks.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

When-issued Securities. Each Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although a Fund will only purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued basis and the securities held by a Fund are subject to changes in market value based upon the public's perception of the credit-worthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary more than otherwise. Purchasing a security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

A separate account consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued commitments will be established with the Fund's portfolio securities custodian, and marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Purchasing Put and Call Options. Each Fund other than the Government Money Market Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Fund, as holder of the option, obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price, regardless of any decline in the underlying security's price. To obtain this right, a Fund will pay a market price for the option, known as the option premium. A Fund that buys a put option can expect to realize a gain if the price of the underlying security falls substantially. However, if the underlying security's price does not fall enough to offset the cost of purchasing the option, the Fund can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. This hedge protection is provided during the life of the call option since the Fund, as holder of the call option, obtains the right (but not the obligation) to buy the option's underlying security at a fixed strike price, regardless of any increase in the underlying security's price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Options can have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts; however, a Fund will only purchase exchange-traded or OTC put options on exchange-traded securities or on recognized securities indices (such as the S&P 500 Index) for hedging purposes. The Board of Trustees has approved investments by certain Funds only in put or call options on specific securities or on indices of securities prices. A Fund may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale or purchase of the underlying instrument at the strike price, which may be higher or lower than the current market price. The Fund also may terminate a put or call option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

Liquidity of Options. No assurance can be given that a liquid secondary market will exist for any particular options at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying security's current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if an option's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for an option is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options also could be impaired.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (i.e., options not traded on exchanges) ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

Asset Coverage for Options Positions. A Fund must comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options by mutual funds, and if the guidelines so require will segregate cash and/or appropriate high-grade liquid debt assets in the amount prescribed. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

General; Portfolio Turnover


There is no assurance that a Fund will meet its investment objective or that there will not be substantial losses in any given investment. Also, at any time, the value of a Fund's shares may be more or less than an investor's cost. Under normal circumstances, the portfolio turnover rate for each Fund other than the Market Neutral Fund is anticipated to be less than 75% per year. The portfolio turnover rate for the Market Neutral Fund will be substantially higher than this and could be as high as 500% per year. For the fiscal year ended June 30, 2002, the portfolio turnover rates for the Growth and Income, Large-Cap Growth, Small-Cap Growth, Communications and Market Neutral Funds were 58%, 136%, 129%, 250% and 248%, respectively. In comparison, for the fiscal year ended June 30, 2001, the portfolio turnover rates for the Growth and Income, Large-Cap Growth, Small-Cap Growth, Communications and Market Neutral Funds were 170%, 233%, 211%, 247% and 498%, respectively. The significant reduction in the portfolio turnover rates in the fiscal year ended June 30, 2002 for the Growth and Income, Large-Cap Growth, Small-Cap Growth and Market Neutral Funds was due to the fact that the portfolio managers and the investment style for these Funds remained the same for both years and as a result there were less changes in each Fund's portfolio. A Fund's portfolio turnover rate will be calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year. To the extent short-term trading results in the realization of short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of taxable gains.


                             MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund's business. The Trustees shall have the full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and officers of the Trust is set forth below.


------------------------------------------------------------------------------------------------------------------------
                                  Term of
                                Office and                                           Number of
                                 Length of                                           Funds in
Name (Age), Position(s)            Time         Principal Occupation(s) During         Trust            Other
with Trust and Address           Served(1)              Past Five Years              Overseen     Directorships Held(2)
------------------------------------------------------------------------------------------------------------------------
                                                DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------
Robert L. Byman (56)                          Partner in the firm of Jenner &            6        None
 Trustee                       Since 1993     Block, Chicago, IL for more than
 520 Lake Cook Road

                                       14


------------------------------------------------------------------------------------------------------------------------
 Suite 381                                    five years.
 Deerfield, IL 60015
------------------------------------------------------------------------------------------------------------------------
Terence P. Fitzgerald (47)                    Executive Vice President,                  6        None
 Trustee                       Since 1993     Development, The Mills
 520 Lake Cook Road                           Corporation, a real estate
 Suite 381                                    investment trust, since 2002;
 Deerfield, IL 60015                          prior to that Senior Vice
                                              President from 1996 to 2002.
------------------------------------------------------------------------------------------------------------------------
Marc P. Hartstein (49)                        Owner Hart Communications, Inc., a         6        None
 Trustee                       Since 1993     strategic planning firm, since
 520 Lake Cook Road                           2002; prior to that Director
 Suite 381                                    --Industry Development of
 Deerfield, IL 60015                          Anheuser-Busch, Inc. from 1982 to
                                              2002.
------------------------------------------------------------------------------------------------------------------------
Peter S. Horos (53)                           Investment Manager, Allstate Life          6        None
 Trustee                       Since 1993     Insurance Company, Northbrook,
 520 Lake Cook Road                           Illinois, for more than five years.
 Suite 381
 Deerfield, IL 60015
------------------------------------------------------------------------------------------------------------------------
Donald J. Murphy (59)                         President of Murcom Financial,             6        None
 Trustee                       Since 1993     Ltd., a private investment firm,
 520 Lake Cook Road                           for more than five years.
 Suite 381
 Deerfield, IL 60015
------------------------------------------------------------------------------------------------------------------------
Dennis P. Nash (51)                           President, Nellis Feed Company, a          6        None
 Trustee                       Since 1993     feed ingredient broker, for more
 520 Lake Cook Road                           than five years.
 Suite 381
 Deerfield, IL 60015
------------------------------------------------------------------------------------------------------------------------
                                                  INTERESTED TRUSTEES(3)
------------------------------------------------------------------------------------------------------------------------
Doug T. Valassis (50)                         Director, Chairman and Treasurer           6        Acceptance Insurance
 Chairman, CEO and Trustee     Since 1993     of the Adviser since 1993; and                      Companies, Inc.
 520 Lake Cook Road                           President of Franklin Enterprises,
 Suite 381                                    Inc., a private investment firm,
 Deerfield, IL 60015                          for more than five years.
------------------------------------------------------------------------------------------------------------------------
Eric E. Ryback (50)                           Director and President of the              6        None
 President and Trustee         Since 1993     Adviser since 1993.
 520 Lake Cook Road
 Suite 381
 Deerfield, IL 60015
------------------------------------------------------------------------------------------------------------------------
                                            OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
Robert L. Miller (46)                         Vice President and Treasurer of           N/A       Atlas Minerals, Inc.
 Vice President,               Since 2001     Franklin Enterprises for more than
 Secretary                                    five years. Also serves as Vice
 and Treasurer                                President - Administration and
 520 Lake Cook Road                           Secretary of the Adviser.
 Suite 381
 Deerfield, IL 60015
------------------------------------------------------------------------------------------------------------------------
Dana L. Armour (34)                           Vice President, US Bancorp Fund           N/A       None
 Assistant Treasurer           Since 2001     Services, LLC
 615 E. Michigan Ave.
 Milwaukee, WI 53202
------------------------------------------------------------------------------------------------------------------------
James J. Wrobbel (32)                         Compliance Officer, US Bancorp            N/A       None
 Assistant Secretary           Since 2002     Fund Services, LLC
 615 E. Michigan Ave.
 Milwaukee, WI 53202
------------------------------------------------------------------------------------------------------------------------
Paul R. Rentenbach (57)                       Partner in the law firm of Dykema         N/A       None
 Assistant Secretary           Since 2001     Gossett PLLC, Detroit, MI, for
 400 Renaissance Center                       more than five years
 Detroit, MI 48243
------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee serves until he dies, resigns, or is removed; or, if sooner, until the election and qualification of his successor. Each officer is elected annually.



(2) Other directorships include positions held as a director or trustee of any company with a class of securities registered with the SEC pursuant to federal securities laws and any investment company registered with the SEC.

(3) Messrs. Valassis and Ryback are "interested Trustees" because each holds a position as a director, executive officer and a principal shareholder of Lindner Asset Management, Inc., the Trust's investment adviser.



The Board of Trustees has established an Audit Committee comprised of all Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940, ("Disinterested Trustees") and Mr. Murphy is the Chairperson of this Committee. The principal responsibilities of the Audit Committee are to recommend to the Board the selection, retention or termination of independent auditors, review the compensation paid to the independent auditors and the terms of their engagement, review the arrangements for and scope of the annual audit of the Trust's financial statements and consider the adequacy of the Trust's internal controls to provide reasonable assurance that its financial statements are presented fairly and in conformity with generally accepted accounting principles. During the most recently completed fiscal year for the Trust, the Board of Trustees held six meetings and the Audit Committee held one meeting. All of the Trustees and committee members other than Mr. Ryback attended at least 75% of the meetings of the Board of Trustees and Audit Committee. The Board does not have any other committees.

Compensation


During the fiscal year ended June 30, 2002, Disinterested Trustees of Lindner Investments received the following compensation from the Trust, which is the only group of mutual funds managed by the Adviser:


--------------------------------------------------------------------------------------------------------------------------
                                               Trustee Compensation Table
                                         For the Fiscal Year Ended June 30, 2002
--------------------------------------------------------------------------------------------------------------------------
                                                                            Pension or
                                                                            Retirement
                                                     Aggregate               Benefits             Total Compensation
                                                   Compensation          Accrued as Part of         from Registrant
Name of Person, Position                          From Registrant          Fund Expenses            Paid to Trustees
--------------------------------------------------------------------------------------------------------------------------
Robert L. Byman, Trustee                               $14,725                  0                      $14,725
--------------------------------------------------------------------------------------------------------------------------
Terence P. Fitzgerald, Trustee                         $13,225                  0                      $13,225
--------------------------------------------------------------------------------------------------------------------------
Marc P. Hartstein, Trustee                             $14,725                  0                      $14,725
--------------------------------------------------------------------------------------------------------------------------
Peter S. Horos, Trustee                                $13,225                  0                      $13,225
--------------------------------------------------------------------------------------------------------------------------
Donald J. Murphy, Trustee                              $14,725                  0                      $14,725
--------------------------------------------------------------------------------------------------------------------------
Dennis P. Nash, Trustee                                $14,725                  0                      $14,725
--------------------------------------------------------------------------------------------------------------------------

None of the Interested Trustees or officers of the Trust received any remuneration from the Trust during the fiscal year ended June 30, 2002. None of the Disinterested Trustees owned any interest in the Adviser, any Subadviser or the Distributor of the Funds.

The equity securities in the Funds beneficially owned by the Trustees as of June 30, 2002, are as follows:


--------------------------------------------------------------------------------------------------------------------
                                                                                      Aggregate Dollar Range of
                                                                                       Equity Securities in All
                                                                                        Registered Investment
                           Dollar Range of Equity Securities held                        Companies Overseen by
Name of Trustee                in each of the Lindner Funds                        Trustee in all of the Lindner Funds
--------------------------------------------------------------------------------------------------------------------
                                              DISINTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Robert L. Byman            Growth and Income Fund...............$1 - $10,000         Over $100,000
                           Large-Cap Growth Fund................$1 - $10,000
                           Small-Cap Growth Fund................$1 - $10,000
                           Market Neutral Fund..................$1 - $10,000
                           Government Money Market Fund.........Over $100,000
--------------------------------------------------------------------------------------------------------------------
Terence P. Fitzgerald      Growth and Income Fund...............$50,001 - $100,000   $50,001 - $100,000
                           Large-Cap Growth Fund................$10,001 - $50,000
                           Communications Fund..................$1 - $10,000
--------------------------------------------------------------------------------------------------------------------
Marc P. Hartstein          Growth and Income Fund...............$10,001 - $50,000    $50,001 - $100,000
                           Large-Cap Growth Fund................$10,001 - $50,000
                           Small-Cap Growth Fund................$1 - $10,000
                           Communications Fund..................$1 - $10,000
                           Market Neutral Fund..................$1 - $10,000
                           Government Money Market Fund.........$10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------
Peter S. Horos             Government Money Market Fund.........$50,001 - $100,000   $50,001 - $100,000
--------------------------------------------------------------------------------------------------------------------
Donald J. Murphy           Government Money Market Fund.........Over $100,000        Over $100,000
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Dennis P. Nash             Growth and Income Fund...............$10,001 - $50,000    $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Doug T. Valassis           Growth and Income Fund...............Over $100,000        Over $100,000
                           Large-Cap Growth Fund................Over $100,000
                           Small-Cap Growth Fund................$50,001 - $100,000
                           Communications Fund..................$10,001 - $50,000
                           Market Neutral Fund..................$10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------
Eric E. Ryback             Government Money Market Fund.........Over $100,000        Over $100,000
--------------------------------------------------------------------------------------------------------------------

Code of Ethics

The Trust, the Adviser, the Distributor and each Subadviser have each adopted a code of ethics which complies in all material respects with Rule 17j-1 under the Investment Company Act. These codes of ethics are designed to prevent trustees/directors, officers and designated employees ("Access Persons") who have access to information concerning portfolio securities transactions of each of the Funds from using that information for their personal benefit or to the disadvantage of any of the Funds. The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities which may be purchased or held by the Funds, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low such as open-end mutual fund shares and money market instruments). Each of the codes of ethics is on public file with and are available from the Securities and Exchange Commission.


Because each Subadviser is an entity not otherwise affiliated with the Trust or the Adviser, the Adviser has delegated responsibility for monitoring the personal trading activities of the Subadviser's personnel to each Subadviser. Each Subadviser provides the Trust's Board of Trustees with a quarterly certification of the Subadviser's compliance with its code of ethics and with Rule 17j-1 and a report of any significant violations of its code.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Shareholders of each Fund will vote by series except as otherwise required by the 1940 Act. Matters affecting an individual series include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights when voting on the election of Trustees. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.


At September 30, 2002, no person beneficially owned, either directly or indirectly, more than 25% of the voting securities of the Trust or any Fund, nor had the Trust or any Fund or any other person acknowledged or asserted the existence of control over the Trust or any Fund, nor had there been any adjudication under the 1940 Act that control over the Trust or any Fund exists. In addition, at September 30, 2002, no person owned of record or was known by the Trust to own of record or beneficially 5% or more of any series of the Trust. Also as of September 30, 2002, the Trustees and officers of the Trust as a group owned 5.6% of the outstanding shares of beneficial interest of the Government Money Market Fund and less than 1% of the outstanding shares of beneficial interest of each of the other Funds.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Controlling Persons

The Adviser is controlled by Valassis Irrevocable Trusts established for the benefit of Doug T. Valassis, D. Craig Valassis and their sister, Debra A. Lyonnais. The Adviser's address is 520 Lake Cook Road, Suite 381, Deerfield, Illinois 60015. As of June 30, 2002, these trusts together beneficially owned 63.7% of the voting stock of the Adviser. The Trustees of these trusts are Doug
T. Valassis, D. Craig Valassis and Edward W. Elliott. Eric E. Ryback and trusts established for his children own 34.3% of the common stock of the Adviser. Albert Pisterzi, the Adviser's Chief Operating Officer and Christopher Schwartz, the Adviser's Chief Investment Officer own the remaining 2.0% of the common stock of the Adviser. Certain officers of the Trusts also serve as officers of the Adviser. See "Management of the Trust".

Investment Management Services


Under the Investment Management Agreement, dated as of August 1, 2001 (the "Advisory Agreement"), and the Administration Agreement, dated as of August 1, 2001 (the "Administration Agreement"), between the Trust and the Adviser, the Adviser provides each Fund with investment advisory services and certain administrative services. As the Adviser, Lindner Management will manage the investment operations of the Funds and the composition of each Fund's investment portfolio, including the purchase, retention and sale of securities in the portfolio, in accordance with each Fund's investment objectives, policies and restrictions. The Advisory Agreement authorizes the Adviser to employ a subadviser for each Fund, which will furnish the day-to-day portfolio management services for a Fund. Even though a Subadviser is employed for each Fund, the Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any Subadvisory Contract. See the Prospectus for information about the employment and educational background of the individuals who are employed as portfolio managers by the Subadvisers described below.


The Board, including all of the Disinterested Trustees, most recently considered and approved the Advisory Agreement at meetings held in person on February 19, 2001 and March 12, 2001. Subadvisory Contracts for the various Lindner Funds were most recently considered and approved by the Board, including all of the Disinterested Trustees, as follows: Large-Cap Growth Fund and Small-Cap Growth Fund - March 12, 2001; Government Money Market Fund -- April 30, 2001; Growth and Income Fund -- August 16, 2001; Market Neutral Fund - November 20, 2001; and Communications Fund - March 6, 2002. The Subadvisory Contracts for the Large-Cap Growth Fund, Small-Cap Growth Fund and Government Money Market Fund were also approved by shareholders of those Funds at meetings held on July 6, 2001. In evaluating the Advisory Agreement and the Subadvisory Contracts, the Board of Trustees requested and received information from the Adviser and each Subadviser to assist in its deliberations. The material factors that formed the basis for the Board's approval of the Advisory Agreement and the Subadvisory Contracts and the conclusions with respect thereto are:




         o The Board considered the nature, extent and quality of services provided to the Funds and their shareholders and the qualifications of the Adviser and each Subadviser to provide investment management services;


         o The investment performance of each Fund was reviewed in comparison to appropriate broad-based market indices, benchmarks and a peer group of funds selected by the independent consulting firm. The Board also considered the costs of providing competitive advisory services in the current environment and compared the proposed management fees to be charged to each Fund with those charged by managers of comparable Funds within the peer group selected by the independent consulting firm based on Lipper Analytical Services data and historic peer funds;



         o The Board reviewed information concerning the profitability of the Adviser's and each Subadviser's investment advisory and other activities;

         o The Board determined that while the terms of the Advisory Agreement and each Subadvisory Contract were fair and reasonable, it also concluded that the Adviser should be asked to contractually agree to waive a portion of the management fee it would otherwise be entitled to if the Total Operating Expenses of any Fund exceed, on an annual basis, the designated maximum percentages described under the caption "Adviser Compensation and Fee Waivers" below.



Manager-of-Managers Style. Lindner Management acts as a "manager-of-managers" for the Funds. The Securities and Exchange Commission has issued an exemptive order (the "SEC Order") that generally allows the Adviser to enter into and amend agreements with unaffiliated investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of the "disinterested" Trustees) of the Trust must approve any new or amended agreements with subadvisers. Shareholders of a Fund will continue to have the right to terminate an agreement with a subadviser at any time, without penalty, by a vote of the majority of outstanding shares of a Fund. The Adviser, on behalf of each Fund, will notify shareholders of any new subadviser or of any material amendments to the agreement with a subadviser pursuant to the SEC Order. The Adviser also anticipates that any new investment portfolios of the Trust that it will be responsible for managing in the future will also be managed in this style, through the use of subadvisers. Lindner Management remains responsible for the performance of all of the Lindner Funds, oversees subadvisers to ensure compliance with the Fund's investment policies and guidelines, and monitors each subadviser's adherence to its investment style and performance results in order to recommend any changes in subadvisers to the Trust's Board of Trustees.

Adviser Compensation and Fee Waivers

Under the Advisory Agreement, the Trust will pay the Adviser management fees, as a percentage of the average net assets of each Fund, as follows (before giving effect to any fee waivers described below):

                                                          Management Fees
                                                          ---------------
Growth and Income Fund --
   First $500 million of assets.........................      0.70%
   Assets between $500 million and $1 billion...........      0.65%
   Assets over $1 billion...............................      0.60%
Large-Cap Growth Fund --
   First $500 million of assets.........................      0.80%
   Assets between $500 million and $1 billion...........      0.75%
   Assets over $1 billion...............................      0.70%
Small-Cap Growth Fund --
   First $500 million of assets.........................      0.95%
   Assets between $500 million and $1 billion...........      0.90%
   Assets over $1 billion...............................      0.85%
Communications Fund --
   First $500 million of assets.........................      1.00%
   Assets between $500 million and $1 billion...........      0.90%
   Assets over $1 billion...............................      0.85%
Market Neutral Fund --..................................      1.00%
Government Money Market Fund --.........................      0.15%

The compensation payable to the Subadvisers is paid by the Adviser, and no Fund is responsible for payment of any subadvisory fees. For the two fiscal years ending June 30, 2002 and June 30, 2003, the Adviser has agreed to waive a portion of its investment management fees and its administration fees, or to reimburse expenses, to the extent that a Fund's total expense ratio exceeds the expense limitation shown below for a particular Fund (for the Market Neutral Fund the limitation is calculated excluding dividends on short positions). After July 1, 2003, this fee waiver may be discontinued by the Adviser at any time. The expense limitations for the Funds are as follows:

                                                    Maximum Total
                                                  Operating Expense
                                                  -----------------
Growth and Income Fund.......................           1.25%
Large-Cap Growth Fund........................           1.35%
Small-Cap Growth Fund........................           1.50%
Communications Funds.........................           1.55%
Market Neutral Fund..........................           2.18%
Government Money Market Fund.................           0.50%

The following table summarizes the advisory fees paid by the Funds during the fiscal years ended June 30, 2002, 2001 and 2000, before deducting any fee waivers or expense reimbursements noted in the footnotes. These fees were paid pursuant to advisory and service contracts that are no longer in effect, and have been replaced by the Advisory Agreement described above.

                                                                    Fiscal Year Ended June 30,
                                                          -------------------------------------------
Fund Name                                                    2002              2001           2000
---------                                                    ----              ----           ----
Growth and Income Fund...............................     $1,718,236        $2,086,920     $3,286,518
Large-Cap Growth Fund (1)............................      1,206,970         1,667,929      2,336,767
Small-Cap Growth Fund................................        131,488           177,400        209,334
Communications Fund..................................        116,569           237,340        244,769
Market Neutral Fund..................................        105,687           234,356        178,317
Government Money Market Fund.........................         56,775            61,841         65,825

---------
(1) For the fiscal year ended June 30, 2001, the Adviser's fee was reduced by a performance penalty of $539,247. No performance adjustment was required for fiscal year 2000. This performance penalty or bonus for the Large-Cap Growth Fund was discontinued as of August 1, 2001.

Subadvisers

The Adviser has entered into Sub-Advisory Contracts with the following Subadvisers, for the Funds shown:

Name of Subadviser                                               Fund Managed
------------------                                               ------------
Argent Capital Management, LLC...................................Growth and Income Fund
CastleArk Management, LLC........................................Large-Cap Growth Fund
CastleArk Management, LLC........................................Small-Cap Growth Fund
Gamco Investors Inc., d/b/a Gabelli Asset Management.............Communications Fund
Standish Mellon Asset Management, LLC............................Market Neutral Fund
U.S. Bancorp Asset Management, Inc...............................Government Money Market Fund

The Adviser pays each subadviser out of its own resources; the Funds have no obligation to pay the subadvisers. Each subadviser has entered into a subadvisory agreement (each, a "Subadvisory Contract") with the Adviser and the Trust, on behalf of each Fund. Each subadviser is responsible to provide the Fund with advice concerning the investment management of the Fund's portfolio, which advice shall be consistent with the investment objectives and policies of the Fund. The subadviser determines what securities shall be purchased, sold or held for the Fund and what portion of the Fund's assets are held uninvested. Each subadviser is responsible to bear its own costs of providing services to the respective Fund. Each subadviser's fee rate is based on a stated percentage of the Fund's average daily net assets. The fees paid by the Adviser to the subadviser for the past year are set forth in the table below.

                                                            Fees Paid by the Adviser to Subadviser
                                                                 For Fiscal Year Ended June 30,
                                                            --------------------------------------
Fund Name                                                     2002             2001            2000
---------                                                     ----             ----            ----
Growth and Income Fund..................................    $435,520            n/a             n/a
Large-Cap Growth Fund...................................     929,999            n/a             n/a
Small-Cap Growth Fund...................................     100,502            n/a             n/a
Communications Fund.....................................      15,006            n/a             n/a
Market Neutral Fund.....................................      38,359            n/a             n/a
Government Money Market Fund............................      39,540            n/a             n/a

For additional information about these subadvisers, see the Prospectus.

Transfer Agent

The Trust has entered into a Transfer Agent Servicing Agreement, dated as of February 19, 2001, with US Bancorp Fund Services, LLC ("US Bancorp Services"), pursuant to which US Bancorp Services maintains shareholder records and keeps such accounts, books, records, or other documents as the Funds are required to keep under federal or state laws. US Bancorp Services also acts as stock registrar and dividend disbursing agent, issues and redeems the Funds' shares, mails the Funds' prospectuses and proxy statements to the Funds' shareholders, and disburses dividend payments. The address of US Bancorp Services is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Prior to February 19, 2001, Lindner Management served as transfer agent, stock registrar and dividend disbursing agent for the Funds, and as compensation for these services, Lindner Management was paid an annual fee per shareholder for each Fund other than the Government Money Market Fund. The following table summarizes the fees paid by the Funds under the Agency Agreement with Lindner Management during the fiscal years ended June 30, 2002, 2001 and 2000:

                                                      Fiscal Year Ended June 30,
                                                  ------------------------------
Fund Name                                          2002        2001          2000
---------                                          ----        ----          ----
Growth and Income Fund.......................       $0       $144,588      $293,895
Large-Cap Growth Fund........................       $0        120,677       204,626
Small-Cap Growth Fund........................       $0         11,084        18,035
Communications Fund..........................       $0         15,645        17,981
Market Neutral Fund .........................       $0          6,785         1,013
Government Money Market Fund.................       $0          5,783        11,112

Administrator

The Funds bear all expenses of their operations other than those incurred by the Adviser and the Subadvisers under their respective Advisory Agreement or Sub-Advisory Contract, and those incurred by Lindner Management under the current Administration Agreement, dated as of August 1, 2001, between Lindner Management and the Trust. In particular, each Fund pays investment management fees, administration fees, shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and meeting expenses and Trustees' fees and expenses. Lindner Management currently performs, or supervises the performance by others of, certain management services for the Trust, including, among others, (a) investigating and assisting in the selection of and dealing with custodians, depositories, accountants, legal counsel, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Trust's operations, (b) regulatory reporting, fund accounting and related portfolio accounting services, (c) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Trust, (d) preparing reports, applications and documents (including reports regarding the sale and redemption of shares as may be required in order to comply with Federal and state securities law) as may be necessary or desirable to register the Trust's shares with state securities authorities, monitor sale of its shares for compliance with state securities laws, (e) developing and preparing communications to shareholders, including the annual report to shareholders, coordinating mailing of prospectuses, notices, proxy statements, proxies and other reports to shareholders of the Fund, (f) calculating performance data for dissemination to information services covering the investment company industry, (g) coordinating and supervising the preparation and filing of tax returns and (h) obtaining fidelity bonds and directors and officers/errors and omissions insurance policies for the Trust in accordance with the requirements of Rules 17g-1 and 17d-1(7) under the 1940 Act as such bonds and policies are approved by the Board of Trustees. The Administration Agreement provides for compensation to be paid to Lindner Management equal to 0.10% per year of each Fund's average daily net assets. The following table summarizes the administrative fees paid by the Funds to Lindner Management during the fiscal years ended June 30, 2002 and 2001, under the current Administration Agreement described above, before deducting any fee waivers or expense reimbursements noted in the footnote.

                                             Fiscal Year Ended June 30,
                                             --------------------------
Fund Name                                       2002             2001
---------                                       ----             ----
Growth and Income Fund...................     $238,483            $0
Large-Cap Growth Fund....................     $137,408            $0
Small-Cap Growth Fund....................     $ 12,605            $0
Communications Fund......................     $ 12,082            $0
Market Neutral Fund .....................     $  9,366            $0
Government Money Market Fund.............     $ 41,221            $0

Prior to the effectiveness of the current Administration Agreement, Lindner Management served as the administrator of the Government Money Market Fund. The old Administrative Services Agreement for the Government Money Market Fund provided for compensation to Lindner Management equal to 0.20% per year of that Fund's average daily net assets. The following table summarizes the administrative fees paid by the Government Money Market Fund to Lindner Management during the fiscal years ended June 30, 2001 and 2000, under the old administration agreement, which has been terminated and replaced by the Administration Agreement described above, before deducting any fee waivers or expense reimbursements noted in the footnote.

                                              Fiscal Year Ended June 30,
                                              --------------------------
Fund Name                                       2002             2001
---------                                       ----             ----
Government Money Market Fund(1)............    $82,454          $87,766

-------------
(1) Before fee waivers of $35,996 in 2001 and $3,292 in 2000.

Each of the Advisory Agreement, the Sub-Advisory Contracts, the Transfer Agent Servicing Agreement and the Administration Agreement may be terminated by the any party thereto upon 60 days' notice, and that may be terminated immediately by the Trust for cause, as defined in each Agreement. Each Agreement also provides that after an initial two-year period, it will automatically terminate
(1) if it is not approved by a majority of the Trust's trustees and a majority of the Trust's disinterested trustees prior to the anniversary date of the agreement, or (2) if it is assigned in whole or in part by either party. If any Agreement is terminated for either of the foregoing reasons, the Trust will enter into a similar arrangement with another qualified party upon such terms and conditions as can be obtained at that time.

Distributor; Distribution Plan

Quasar Distributors, LLC (the "Distributor") acts as the principal underwriter and distributor of each Fund's shares and continually offers shares of the Funds pursuant to a Distribution Agreement approved by the Trustees. James R. Schoenike, Joe Redwine, Bob Kern, Paul Rock and Jennie Carlson are Board Members of the Distributor. Mr. Schoenike is the President of the Distributor. The Distributor is a Delaware limited liability company that is an indirect wholly-owned subsidiary of U.S. Bancorp.

In March 2001, the Board of Trustees of the Trust adopted a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may bear expenses associated with the distribution of its shares. In July 2001, the Distribution Plan was approved by holders of Investor Shares of each Fund other than the Government Money Market Fund. Previously, the holders of Institutional Shares of each Fund other than the Government Money Market Fund had approved a similar distribution plan for that class of shares. As a result of the actions by the Trustees and the holders of Investor Shares, effective August 17, 2001, the Trust combined its two classes of shares (Investor and Institutional) into a single class of shares, and the Distribution Plan now applies to all shares of all Funds other than the Government Money Market Fund.

The Distribution Plan provides that a Fund may incur certain expenses that may not exceed a maximum amount equal to 0.25% of the average daily net asset value of the Fund for any fiscal year occurring after the adoption of the Distribution Plan. The Distribution Plan further provides that a Fund may pay such amounts to the Trust's Distributor, Quasar Distributors, LLC, which may in turn use such amount to pay broker-dealers, financial institutions and other organizations which have entered into written agreements with the Distributor providing for the marketing and distribution of the Funds' shares. Such payments will be made to these other organizations for continuing marketing and sales-related services based on the average daily net asset value of shares held in accounts at such other organizations. The disposition of monies pursuant to the Distribution Plan will be reviewed by the Board of Trustees of the Trust on a quarterly basis, to assure that the amounts paid and the purposes for which they are paid, comply with the provisions of the Distribution Plan and Rule 12b-1.

The services under the Distribution Plan may include (but are not limited to) assistance in advertising, sales and marketing of the Funds' shares, aggregating and processing purchase, exchange and redemption requests for shares, maintaining account records, issuing confirmations of transactions and providing sub-accounting and sub-transfer agent services with respect to shares.

While the Distribution Plan is in effect, the selection and nomination of Trustees of the Trust who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees") is committed to the discretion of the Independent Trustees then in office.

The previous Distribution Plan, which was applicable only to Institutional Shares, was approved by the Board of Trustees (and by the Independent Trustees), and by the shareholder owning all of the Institutional Shares of each Fund in January and February 1996. The current Distribution Plan may be continued annually if approved by majority vote of the Trustees, and by majority vote of the Independent Trustees, cast in person at a meeting held for such purpose. The Distribution Plan may not be amended to increase materially the amount of distribution fees permitted to be paid thereunder without being first approved by a majority vote of the holders of all shares of each Fund. The Distribution Plan may be terminated with respect to any Fund at any time by a majority vote of the Independent Trustees or by a majority vote of the holders of shares of the affected Fund. The following table summarizes the fees paid by shares of the following Funds under the new Distribution Plan during the fiscal year ended June 30, 2002.

                                                 Fiscal Year Ended June 30,
                                                 --------------------------
Fund Name                                                   2002
---------                                                   ----
Growth and Income Fund...............................      $58,148
Large-Cap Growth Fund................................       33,524
Small-Cap Growth Fund................................        8,953
Communications Fund..................................        7,563
Market Neutral Fund..................................        7,509

All of the fees paid by shares of the Funds during the years shown were paid to compensate broker-dealers and their sales personnel for sales of shares of each of the respective Fund. No amounts were paid under the new Distribution Plan during 2000 or 2001.

The following table summarizes the fees paid by Institutional Shares of each Fund under the previous Distribution Plan during the fiscal years ended June 30, 2001 and 2000.

                                                    Fiscal Year Ended June 30,
                                                    --------------------------
Fund Name                                              2001          2000
---------                                              ----          ----
Growth and Income Fund.......................         $  618        $5,835
Large-Cap Growth Fund........................            387           451
Small-Cap Growth Fund........................          3,682         4,115
Communications Fund..........................            425             9

All of the fees paid by Institutional Shares of these Funds during the years shown were paid to compensate broker-dealers and their sales personnel for sales of Institutional Shares. No amounts were paid under the previous Distribution Plan during the fiscal year ended June 30, 2002.

Custodian and Independent Auditors

U.S. Bank, N.A. ("U.S. Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of all cash and domestic securities of the Funds. U.S. Bank receives a monthly fee based on monthly average net assets of all Funds, which fee is allocated among the Funds on the basis of their net asset values. The Trust has an arrangement whereby custodian expenses are reduced by maintaining compensating balances with U.S. Bank. For the fiscal year ended June 30, 2002, custodial fees for each Fund were reduced by the following amounts due to this arrangement: Growth and Income Fund--$3,004; Large-Cap Growth

Fund--$1,900; Small-Cap Growth Fund--$180; Communications Fund--$183; Market Neutral Fund--$122; and Government Money Market Fund--$381.

The Trust has designated U.S. Bank as its "foreign custody manager" for purposes of monitoring and supervising the custody of securities maintained in foreign countries. U.S. Bank has appointed The Bank of New York as its sub-custodian for such securities.

Deloitte & Touche LLP, independent auditors, 180 North Stetson Avenue, Chicago, Illinois 60601, audits the Funds' annual financial statements.

                              BROKERAGE ALLOCATION

Placement of the Funds' orders to buy and sell portfolio securities are the responsibility of the Adviser, or the Subadviser (if one is managing a Fund's portfolio). Each Subadviser's placement of orders is subject to review by the Adviser, and the Adviser may establish policies and criteria for order placement. No such policies or criteria have been established as of the date of this SAI, except as described hereafter. In the allocation of such orders and the resulting commissions, the following factors are to be considered by the Adviser or the Subadviser:

         o Past experience, in dealing with various brokers, of attaining the Funds' objectives of good execution at the most favorable price;

         o The services furnished by the broker in providing price quotations;

         o    The allocation to the Funds of desired underwritten securities;

         o The part, if any, played by the broker or dealer in bringing the security involved to the attention of the Adviser or Subadviser and providing information, research and analysis with respect thereto;

         o Assistance in the sale of Fund shares, provided that execution of orders is satisfactory and that commission rates are competitive with those available from other brokers; and

         o    Commission rates (see discussion below).

It is the policy of each Fund to secure, consistent with good execution, the highest possible price on sales and the lowest possible price on purchases of securities. Since brokers are compensated through commissions for services described above and since commissions may be paid at varying rates, sales even at the highest possible price may not yield the maximum possible net proceeds and purchases even at the lowest possible price may not be made at the lowest possible overall cost.

As permitted by section 28(e) of the Securities Exchange Act of 1934, commissions paid to brokers for effecting securities transactions may exceed the commission which another broker would have charged for effecting such transactions, if the Adviser or Subadviser has determined in good faith that such charges are reasonable in view of quotation or research services provided by such broker. Research services that may be provided to the Funds by a broker include calling attention to a stock and providing information about the operations of companies over and above that published in investment manuals. The receipt of quotation services from a broker relieves the Adviser or Subadviser of certain expenses which it would otherwise incur. Any information and analysis received from brokers supplements the activities and facilities of the Adviser or a Subadviser, but does not reduce its expenses. Advice provided by brokers may be used by the Adviser or Subadviser in servicing clients other than the Funds.

The Funds and their Adviser do not consider their facilities to be adequate for the conduct of over-the-counter trading and believe that better execution can usually be obtained through utilization of brokers rather than direct dealing with primary market makers. Thus, except for those instances in which the Funds deal directly with a primary market maker, the Funds pay both the dealer's mark-up or mark-down and the broker's commission. This practice has resulted and will continue to result in greater costs to the Funds.

During the fiscal year ended June 30, 2002, the total brokerage commissions paid by the Funds to brokers and dealers because of research services provided are summarized below:

                                                    Commissions
Fund Name                                              Paid                Transactions
---------                                              ----                ------------
Growth and Income Fund...........................     $366,029             $243,819,667
Large-Cap Growth Fund............................      602,420              366,997,522
Small-Cap Growth Fund............................       67,706               22,229,838
Communications Fund..............................      115,588               61,820,626
Market Neutral Fund..............................      115,780               90,049,306
Government Money Market Fund.....................            0                      n/a

The following table lists the total amount of brokerage commissions paid by each Fund during each of the last three fiscal years ended June 30, 2002:

                                                          Fiscal Year Ended June 30,
                                                    ---------------------------------------
Fund Name                                           2002           2001             2000
---------                                           ----           ----             ----
Growth and Income Fund.......................     $366,039      $1,143,904       $1,458,875
Large-Cap Growth Fund........................      602,420       1,093,703        1,348,116
Small-Cap Growth Fund........................       67,706         182,849          154,774
Communications Fund..........................      115,588         180,618           64,650
Market Neutral Fund..........................      115,780         319,485          456,593
Government Money Market Fund.................            0               0                0

During the fiscal years ended June 30, 2001 and 2000, certain of the Funds paid brokerage commissions to Bemos Investments Advisers, LLC ("Bemos"), a broker that was an affiliated person of Doug T. Valassis, the Chairman of the Trust. Mr. Valassis controls certain investment entities that owned 85% of the voting securities of Bemos. The following table sets forth the amount of brokerage commissions paid to Bemos during the fiscal years ended June 30, 2001 and 2000, the percentage of that Fund's total brokerage commissions paid to all brokers during such fiscal year and the percentage of that Fund's total dollar amount of securities transactions involving the payment of commissions effected through Bemos during such fiscal year. In September 2000, the Adviser ceased trading through Bemos and Bemos is no longer in business.

                                                      Fiscal Year Ended June 30,
                                                      --------------------------
Fund Name                                                2001           2000
---------                                                ----           ----
Growth and Income Fund--
 Brokerage commissions paid.......................      $2,645        $     0
 Percentage of total commissions paid.............        0.23%           n/a
 Percentage of total amount of securities
 transactions.....................................        0.16%           n/a
Large-Cap Growth Fund--

                                       27


 Brokerage commissions paid.......................      $5,000        $13,926
 Percentage of total commissions paid.............        0.46%          1.04%
 Percentage of total amount of securities
 transactions.....................................        0.18%          0.77%
Small-Cap Growth Fund--
 Brokerage commissions paid.......................      $   0         $ 6,991
 Percentage of total commissions paid.............         --            4.54%
 Percentage of total amount of securities
 transactions.....................................         --            1.90%
Market Neutral Fund--
 Brokerage commissions paid.......................      $   0         $   600
 Percentage of total commissions paid.............         --            0.13%
 Percentage of total amount of securities
 transactions.....................................         --            0.07%

The proportionate percentage of aggregate commissions paid by the Small-Cap Growth Fund to Bemos during the fiscal year ended June 30, 2000, was materially higher than the percentage of aggregate trading volume of the Small-Cap Growth Fund because the four trades handled by Bemos involved lower-priced stocks and the commissions on those trades were a higher percentage of the value of each trade.

                 PURCHASE, REDEMPTION AND PRICING OF SECURITIES

The Administrator determines the current net asset value of each Fund at the close of trading on each business day on which at least one of the following markets is open: New York Stock Exchange, American Stock Exchange, or the Nasdaq Stock Market. The per share net asset value of each Class of shares of each Fund is calculated by dividing the value of each Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities, including accrued expenses allocable to that Class (including accrued distribution and service fees payable by the Institutional Shares) by the total number of shares of the particular Class outstanding.

Set forth below is a specimen price make-up sheet showing, as of June 30, 2002, the computation of total offering price per share of Shares of each Fund, using the basis set forth in the Prospectus for valuation of such Fund's portfolio securities and other assets.

                  SPECIMEN PRICE MAKE-UP SHEET -- June 30, 2002

                                                         Growth and          Large-Cap            Small-Cap
                                                         Income Fund        Growth Fund          Growth Fund
                                                         -----------        -----------          -----------
Securities at market.................................    $209,820,424        $112,508,841         $ 9,994,800
Cash and other assets, including accrued income......       1,828,087              74,688               8,126
                                                         ------------        ------------         -----------
Total assets.........................................     211,648,511         112,583,529          10,002,926
Liabilities, including accrued expenses..............        (565,003)           (240,471)            (44,413)
                                                         ------------        ------------         -----------
 Net assets..........................................    $211,083,508        $112,343,058         $ 9,958,513
                                                         ============        ============         ===========

Net asset values--
 Net assets..........................................    $211,083,508        $112,343,058         $ 9,958,513
     Number of Shares outstanding....................      11,801,087          15,528,979           1,753,124
     Per Share.......................................    $      17.89        $       7.23         $      5.68

                                                                               Market            Government
                                                        Communications         Neutral              Money
                                                             Fund               Fund             Market Fund
                                                             ----               ----             -----------
Securities at market.................................    $  7,694,219        $  7,800,049         $32,384,700

                                       28


Cash and other assets, including accrued income......          17,925           7,694,229             141,293
                                                         ------------        ------------         -----------
Total assets.........................................       7,712,144          15,494,278          32,525,993
Liabilities, including accrued expenses..............         (17,897)         (7,353,520)           (438,629)
                                                         ------------
 Net assets..........................................    $   7,694,24        $  8,140,758         $32,087,364
                                                         ============        =============        ===========

Net asset values--
 Net assets..........................................    $ 7,694,247         $  8,140,758         $32,087,364
     Number of Shares outstanding....................      1,539,047            1,385,675          32,087,364
     Per Share.......................................    $      5.00         $       5.87         $      1.00

All Funds Other Than Government Money Market Fund

Investments in securities traded on a national securities exchange or quoted on the Nasdaq National Market System are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which quotations are not readily available are valued at fair value as determined in good faith by or pursuant to procedures established by the Trustees. The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing on the valuation date. Purchases and sales of foreign securities as well as income and expenses related to such securities are converted at the prevailing rate of exchange on the respective settlement dates of such transactions. Most securities listed on a foreign exchange are generally valued at the last sale price at the close of the foreign exchange on which the security is primarily traded. In certain countries market-maker prices (usually the mean between the bid and ask prices) are used when a foreign security does not trade on a particular day. For markets that are not closed at the time that the Funds price their portfolio securities, snapshot prices are provided by the approved pricing services, or other alternate sources, at the close of the New York Stock Exchange.

Each Fund may, to the extent permitted by its investment restrictions, have positions in portfolio securities for which market quotations are not readily available. It may be difficult to determine precisely the fair market value for such investments and there may be a range of values which are reasonable at any particular time. Fair value in such instances will be determined in good faith by the Adviser in accordance with procedures and policies approved by the Board of Trustees of Lindner Investments, based upon such factors as are deemed relevant by the Adviser under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Shares are offered to the public at the price set forth in the Prospectus, pursuant to written application as specified in the Prospectus (see "Purchase of Shares and Shareholder Inquiries"). In the event that the Funds issue their shares in exchange for other securities, such other securities will meet the applicable Fund's investment objectives and policies, will be acquired for investment and will be liquid securities (i.e., not restricted as to transfer by law or liquidity of market) that have a readily ascertainable market value.

Government Money Market Fund

The Government Money Market Fund values its investment securities based upon their amortized cost in accordance with Rule 2a-7 of the Securities and Exchange Commission under the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00 for the Fund.

Pursuant to Rule 2a-7, the Fund is required to maintain a dollar-weighted average Fund maturity of 90 days or less, to purchase securities having remaining maturities of 397 days or less only, to invest only in securities determined by the Trustees to present minimal credit risks and to invest only in securities which are "eligible securities" as defined in Rule 2a-7. Because the Government Money Market Fund utilizes the procedures specified in Rule 2a-7 to determine the maturity of its investments, further revision of Rule 2a-7 or pronouncements clarifying or interpreting the scope of its application may affect this fund's method for determining maturity of its investments.

The Trustees have established procedures designated to stabilize, to the extent reasonably possible, the Government Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. These procedures include review of the investment holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If the deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective actions as are necessary and appropriate. These actions may include selling investment securities prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, splitting, combining, or otherwise recapitalizing outstanding shares or establishing a net asset value per share by using available market quotations.

                       ADDITIONAL PERFORMANCE INFORMATION

All Funds Other Than Government Money Market Fund

The Funds may from time to time include their "average annual total return" in communications to present or prospective investors. "Average annual total return" is the annual percentage change in an investment in the applicable Fund over a stated period of time. Each Fund will compute average annual total return using the following formula:

                                  P(1+T)(n) = ERV
    where:
           P = a hypothetical initial payment of $1,000
           T = average annual total return
           n = number of years (as a power)
           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period at the end of the 1, 5 or 10 year period

In making the above-described computation, each Fund will assume that all dividends and capital gains distributions by the Fund are reinvested at the Fund's net asset value per share on the reinvestment date. The Funds do not have sales loads payable by all shareholders that could affect their calculations of average annual total return.

The total return for shares of each Fund (or its predecessor), other than the Government Money Market Fund, is provided in the table below, computed for the periods shown (performance since inception is shown only where a Fund has been in existence for less than 10 years).

                 Average Annual Total Return--
                Fiscal Year Ended June 30, 2002
                -------------------------------

                                                                                         Since
Fund Name                                   1 year        5 years      10 years        Inception
---------                                   ------        -------      --------        ---------
Growth and Income Fund.................... -14.27%        -2.03%         4.49%          n/a
Large-Cap Growth Fund..................... -33.79%       -13.63%        -0.92%          n/a
Small-Cap Growth Fund..................... -27.46%        -1.89%          n/a           5.45%(1)
Communications Fund....................... -47.82%       -11.95%          n/a          -0.88%(2)
Market Neutral Fund.......................  -7.09%         1.28%          n/a           1.15%(3)

---------
(1) For the period January 24, 1994 to June 30, 2002
(2) For the period August 30, 1993 to June 30, 2002
(3) For the period February 11, 1994 to June 30, 2002

Average annual total return is an historical measure of performance and is not necessarily indicative of a Fund's future performance. Such measurement will vary from time to time depending upon numerous factors, including without limitation market conditions, the composition of each Fund's portfolio and operating expenses. These factors should be considered when evaluating each Fund's performance.

Government Money Market Fund

The Government Money Market Fund's yield is based on historical earnings and will fluctuate and should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Performance and yield are generally functions of kind and quality of the instruments held in the Fund, maturity of its investments, operating expenses, and market conditions. The fees which may be imposed by institutions or other financial intermediaries on their customers for cash management and other services are not reflected in the Government Money Market Fund's calculations of yield.

The Government Money Market Fund's standard yield quotations as they appear in advertising and sales materials, and as disclosed in the Prospectus, are calculated by a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a recent seven-day period and computed as follows: average daily net investment income per share during the seven-day period is divided by the average daily price per share (expected to remain constant at $1.00) during the period. The result is then multiplied by 365 with the resulting annualized yield figure carried to the nearest one-hundredth of one percent.

"Effective Yield" is computed in the same manner except that when annualized, the income earned is assumed to be reinvested, thus resulting in a higher return because of the compounding effect. The Government Money Market Fund's average daily net investment income for this purpose consists of accrued income on investment securities, plus or minus amortized purchase discount or premium, less accrued expenses. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's investment securities are not included in the calculation. Any fee charged to all shareholder accounts, such as a fixed monthly shareholder service fee, will be included in the accrued expenses of the Government Money Market Fund (the Fund does not currently expect to charge such fees), and the average price per share of the Government Money Market Fund will include any changes in net asset value during the seven-day period.

Because the Government Money Market Fund values its investments on an amortized cost basis, it does not believe that there is likely to be any material difference between net income for dividend and standardized yield quotation purposes. The yield on the Government Money Market Fund will fluctuate daily as the income earned on its investments changes at certain times. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The yield should not be compared to other open-end investment companies, or to bank time deposits and other debt securities which provide for a fixed yield for a given period of time and which may have a different method of computation.

The yield on the Government Money Market Fund based on the seven days ended on June 28, 2002 was 1.51%, while the effective yield during the same period was 1.52%.

                              FINANCIAL STATEMENTS

The report of Deloitte & Touche LLP, independent auditors, and the audited financial statements of each Fund, which are contained in the Lindner Investments Annual Report to Shareholders for the fiscal year ended June 30, 2002, previously sent to shareholders of each Fund and filed with the Securities and Exchange Commission, are hereby incorporated by reference into this Statement of Additional Information. Lindner Investments will furnish a copy of such Annual Report to shareholders, without charge, upon request made to Lindner Investments, c/o US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (telephone: (800) 995-7777).

                          ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.


Procedures to implement the Program include, but are not limited to, determining that the Funds' distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


                              CERTAIN OTHER MATTERS

Liability of Trustees and Others

The Declaration of Trust provides that the Trustees, officers, employees, and agents of the Trust will not be liable to the Trust, to any Fund or to a shareholder, nor will any such person be liable to any third party in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Taxation of the Trust

The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code of 1986, as amended.

Description of Series and Shares

The Trust was organized under Massachusetts law on July 20, 1993, pursuant to a Declaration of Trust that permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to create an unlimited number of series of shares and an unlimited number of classes of shares within any particular series of shares. The proceeds from the sale of each series of shares will be invested in a separate portfolio of securities.

All shares have equal voting rights, except that only shares of a particular series are entitled to vote on matters concerning only that series. Each issued and outstanding share is entitled to one vote, to participate equally in dividends and distributions declared by the respective series, and, upon liquidation or dissolution, to share in the net assets of such series remaining after satisfaction of outstanding liabilities. In the event a series should be unable to meet its obligations, the remaining series would assume the unsatisfied obligations of that series. All shares issued and outstanding are fully paid and nonassessable by the Trust. The Trust is not required to issue share certificates.

The shares of each series have no preference, preemptive, conversion or similar rights. In the event the Trustees create one or more additional series, shareholders may be given the right to exchange shares of one fund for shares of such other series.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of that Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by the matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of the class. Under the Rule, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a class of shares only if approved by a majority of the outstanding voting securities of such class. However, the Rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to class.

As permitted by Massachusetts law, the Trustees may determine not to hold shareholders meetings for the election of Trustees, subject, however, to the requirement that a special meeting of shareholders be called for the purpose of electing Trustees within 60 days if at any time less than a majority of the current Trustees have been elected by shareholders of the Trust. Because shares do not have cumulative voting rights, 50% of the voting shares can, if they choose, elect all Trustees being selected while the holders of the remaining shares would be unable to elect any Trustees. The Trustees will call a special meeting of shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if shareholders of record of 10% or more of the Trust's outstanding shares make a written request so to do. Any ten or more shareholders who have been shareholders for more than six months and who hold in the aggregate the lesser of 1% of the outstanding shares or shares with a net asset value of $25,000 may advise the Trustees that they wish to communicate with other shareholders for the purpose of obtaining signatures requesting Trustees to call such a meeting. The Trustees must thereupon afford access to the list of Fund shareholders or offer to mail such solicitations at the shareholder's cost. If a majority of the Trustees objects to the contents of the solicitation, the Trustees may request a determination of the Securities and Exchange Commission as to the obligation to mail such material.

Any change in the Declaration of Trust, the Investment Management Agreement or the Distribution Agreement, if it has the effect of increasing costs, or in the fundamental investment restrictions of a Fund must be approved by a majority of the shareholders of that Fund before it can become effective. A "majority" means the vote of the lesser of (1) 67% of the shares of the applicable Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund.

Registration Statement

The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of the Registration Statement, including such omitted items, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. In addition, the SEC maintains an Internet Web site that contains reports, proxy and information statements that are filed electronically with the SEC, including the Trust's Registration Statement and such omitted items. The address of this site is http://www.sec.gov.

Statements contained in the Prospectus and herein as to the contents of any contact or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                   APPENDIX--DESCRIPTION OF SECURITIES RATINGS

Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P")

AAA -- Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC and C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay principal and interest in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D -- Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Note: The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show the relative standing within the major rating categories.

Moody's Investors Service, Inc.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aaa through B in its corporate bond rating system. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                      DET01\275606.5
                      ID\PRR
                                       36